Exhibit 10.18

SECURITIES ISSUANCE AGREEMENT NO. 2

THIS SECURITIES ISSUANCE AGREEMENT NO. 2 (this “Agreement”) is made and entered into as of March 25, 2011, by and between Jagged Peak, Inc., a Nevada corporation (the “Company”), and Moriah Capital, L.P., a Delaware limited partnership (the “Lender”).

Capitalized terms not otherwise defined herein have the meaning set forth in that certain Loan and Security Agreement by and between Lender, as lender, and the Company, as borrower, of even date herewith (as amended from time to time, the “Loan Agreement”).

RECITALS

WHEREAS, it is a condition precedent to Lender entering into Amendment No. 1, of even date herewith, to the Loan Agreement (“Amendment No. 1”) that the Company shall have executed this Agreement and delivered to Lender One Million (1,000,000) shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”);

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Issuance of Shares. On the date of execution of this Agreement, the Company is hereby issuing to Lender, and Lender agrees to acquire from the Company, the Shares.

2. Closing; Deliveries.

2.1 Closing Obligations of Company. On or prior to the date hereof, the Company shall have taken and shall take all actions necessary to issue the Shares to Lender and to consummate the transactions contemplated hereby, including, without limitation, delivery or causing to be delivered to Lender on the date hereof the following:

(i) a certificate or certificates for the Shares in such share denominations as are requested by Lender, duly executed and delivered by the Company;

(ii) Amendment No. 1, duly executed by Borrower; and

(iii) the Amended and Restated Secured Revolving Loan Note, of even date herewith, made by Borrower to Lender; and

(iv) such other certificates, documents, receipts and instruments as Lender or its legal counsel may reasonably request.

2.2 Closing Obligations of Lender. On or prior to the date hereof, Lender shall have taken and shall take all actions necessary for consummation by Lender of the transactions contemplated hereby.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to Lender as follows:

3.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the corporate power and authority to own and operate its properties and assets; to execute, deliver and perform or cause to be executed, delivered and performed this Agreement; and to carry on its business as presently conducted.

3.2 Capitalization; Voting Rights.

(i) The authorized and issued capital stock of the Company and of each Subsidiary as of the date hereof is described on Schedule 3.2 annexed hereto.

(ii) Except as disclosed in Schedule 3.2, other than Common Stock reserved for issuance under the Company’s stock option plans, there are no outstanding options, warrants, rights (including, but not limited to, conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or other arrangements or agreements of any kind for the purchase or acquisition from the Company or its Subsidiaries, of any of their securities. Neither the offer, issuance or sale of any of, or the issuance of any of, the Shares, nor the consummation of any transactions contemplated hereby, will result in a change in the price or number of any securities of the Company or its Subsidiaries authorized or issued under anti-dilution or other similar provisions contained in or affecting any such securities.

(iii) The issuance of the Shares contemplated hereby is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

(iv) All issued and outstanding securities of the Company and its Subsidiaries (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable state and federal laws.

(v) The Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens, charges, encumbrances, options, rights of first refusal, security interests, claims, liens, mortgages, pledges, charges, easements, covenants, restrictions, (except as contained herein) obligations, or any other encumbrances (including, without limitation, any conditional sale or other title retention agreement or any lease in the nature thereof and any agreement to grant or to permit or suffer to exist any of the foregoing) or third party rights or equitable interests of any nature whatsoever.

3.3 Authorization; Binding Obligations. All corporate action on the part of the Company necessary for the issuance of the Shares has been taken. This Agreement constitutes the valid and binding obligations of the Company, enforceable against it in accordance with their terms.

3.4 No Conflicts. Neither the Company nor any of its Subsidiaries is in violation or default of (a) any term of its formation documents or by-laws, or (b) any provision of any indebtedness for borrowed money, any mortgage, indenture, lease, license, agreement or contract (collectively, “Contracts”) or judgment, order, writ, injunction, or decree (collectively, “Orders”). The execution, delivery and performance of this Agreement will not, with or without the passage of time or giving of notice, result in any violation, or be in conflict with, or constitute a default under, any such term or provision of indebtedness for borrowed money, Contract or Order, or result in any violation of any Federal, state or local law, rule or regulation (collectively, “Laws”), or result in the creation of any Lien upon any of the securities, properties or assets of the Company or any of its Subsidiaries, or the suspension, revocation, impairment, forfeiture or nonrenewal of any licenses, permits, franchises, approvals, consents, waiver, notices, authorizations, qualifications, concessions, or the like.

3.5 Registration Rights and Voting Rights. Except as disclosed in Schedule 3.2, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company’s or its Subsidiaries’ securities. Except as disclosed in Schedule 3.2, to the Company’s best knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

3.6 Valid Offering. Assuming the accuracy of the representations and warranties of Lender contained in this Agreement, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

3.7 SEC Reports. The SEC Reports do not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

3.8 Fees; Brokers; Finders. Except as disclosed in Schedule 3.8, there are no fees, commissions or other compensation due to any third party in connection with the issuance of the Shares. Except as disclosed in Schedule 3.8, all negotiations relative to such issuance, and the transactions contemplated hereby and by the Loan Documents, have been carried on by the Company with Lender and without the intervention of any other person or entity acting on behalf of the Company, and in such manner as not to give rise to any claim against the Company or Lender for any finder’s fee, brokerage commission or like payment, and if any such fee, commission or payment is payable, it shall be the sole responsibility of the Company and the Company shall pay, and indemnify Lender for, the same.

3.9 Financial Reporting. The Company makes and keeps books, records, and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets. The Company maintains internal control over financial reporting (“Financial Reporting Controls”) designed by, or under the supervision of, its principal executive and principal financial officers, and effected by its board of directors and/or board of managers or other governing body of such Company (the “Board of Directors”) and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that:

(i)	transactions are executed in accordance with management’s general or specific authorization;

(ii)	unauthorized acquisition, use, or disposition of its assets that could have a material effect on the financial statements are prevented or timely detected;

(iii)	transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that its receipts and expenditures are being made only in accordance with authorizations of its management and Board of Directors, as applicable;

(iv)	transactions are recorded as necessary to maintain accountability for assets; and

(v)	the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

3.10 Full Disclosure. The Company and each of its Subsidiaries has provided the Lender with all information requested by the Lender in connection with the Lender’s decision to enter into this Agreement, including all information each Company and each of its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the other Loan Documents nor the exhibits and schedules hereto and thereto nor any other document, including without limitation the responses contained in any questionnaire provided to any Company by the Lender, delivered by the Company or any of its Subsidiaries to the Lender or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

3.11 No Integrated Offering. Neither the Company, nor any of its Subsidiaries nor any of its Affiliates, nor any Person acting on the Company’s or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering or issuance of the Shares pursuant to this Agreement or any other Loan Document to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from issuing the Shares pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its Affiliates or Subsidiaries take any action or steps that would cause the offering of the Shares to be integrated with other offerings.

4. Representations and Warranties of Lender. Lender hereby represents and warrants to the Company that:

(i) Authorization; Performance. Lender has the power and authority to execute, deliver and perform this Agreement, (b) all partnership or corporate action on Lender’s part required for the execution, delivery and performance of this Agreement has been taken, (c) upon execution and delivery, this Agreement is the valid and binding obligation of Lender, enforceable in accordance with its terms.

(ii) Investment Representations. Lender understands that the Shares have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and are being offered pursuant to an exemption from registration contained in the Securities Act based in part upon such Lender’s representations contained in this Agreement, including, without limitation, that such Lender is an “accredited investor” within the meaning of Regulation D under the Securities Act. Lender has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be issued to it under this Agreement.

(iii) Accredited Investor. Lender represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

5. Covenants of the Company. The Company covenants and agrees with Lender as follows:

5.1 Rule 144 Matters. Continuing until transfer restrictions on the Shares have been removed so as to permit a public sale thereof without restriction, the Company shall comply with all reporting requirements under the 1934 Act, including, but not limited to, making available all required current information regarding the Company under Rule 144(c) under the Securities Act, so as to enable Lender to effect resales of the Shares under Rule 144. The Company shall cooperate with Lender in connection with all resales pursuant to Rule 144 and provide legal opinions necessary to allow such resales, provided the Company and its counsel receive reasonably requested representations from Lender and broker, if any. In the event that the Company lists the Common Stock on the Frankfurt Stock Exchange in accordance with Section 5.4(i), then the analogous provisions applicable to such listing shall be complied with by the Company so as to permit Lender to make public resales of the Shares without restriction.

5.2 Indemnification. The Company and its Subsidiaries agree, jointly and severally, to indemnify, hold harmless, reimburse and defend Lender, and Lender’s partners, officers, directors, agents, representatives, affiliates, members, managers, and employees, against any claim, cost, expense, liability, obligation, loss or damage (including, without limitations, reasonable legal fees) of any nature, incurred by or imposed upon them which results, arises out of, or is based upon: (a) any misrepresentation by the Company or any of its Subsidiaries, or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, or in any exhibits or schedules attached hereto, and (b) any breach or default in performance by Company or any of its Subsidiaries of the their obligations hereunder.

5.3 Stop-Orders. The Company shall advise the Lender, promptly after the Company receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

5.4 Publicly Traded Common Stock.

(i) Listing. The Company shall (a) do all things necessary for the continuation of its listing or quotation, as applicable, on the trading market upon which shares of its Common Stock are listed or quoted, as applicable, which on the date hereof is the OTC Bulletin Board; and (b) comply in all material respects with its reporting, filing and other obligations under the by-laws or rules of the Financial Industry Regulatory Authority (“FINRA”) and other regulatory authorities, as applicable. Notwithstanding the foregoing, the Company may discontinue quotation of its Common Stock on the OTC Bulletin Board at such time as it fully qualifies for listing on, and lists its Common Stock for trading on, the Frankfurt Stock Exchange, on the condition that the liquidity of the Common Stock, based on the absence of resale restrictions and trading volume, is not adversely affected by listing the Common Stock on the Frankfurt Stock Exchange, as determined by Lender.

(ii) Disclosure Controls. The Company shall maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized, and reported, within the time periods specified in the rules and forms of the SEC and there shall not be any weakness in any such disclosure controls or Financial Reporting Controls, except as so disclosed in any 1934 Act Filings or to Lender.

(iii) Compliance with Laws. Neither the Company nor any of its Subsidiaries shall be in violation of the Sarbanes-Oxley Act of 2002 or any SEC related regulation or rule or any rule of the trading market promulgated thereunder in respect of the conduct of its business or the ownership of its properties which will have, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(iv) SEC Reports and Financial Statements. (a) The Company shall file all proxy statements, financial reports and other documents required to be filed by it under the 1934 Act (collectively, the “SEC Reports”); (b) each SEC Report shall be, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in such SEC Reports, as of their respective filing dates, shall contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (c) such financial statements shall be prepared in accordance with GAAP and applied on a consistent basis during the periods involved (except (1) as may be otherwise indicated in such financial statements or the notes thereto or (2) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and shall fairly present in all material respects the financial condition, the results of operations and cash flows of the Company and its Subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

5.5 Market Regulations. The Company shall notify the SEC, FINRA and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Lender and promptly provide copies thereof to the Lender.

5.6 Reporting Requirements. The Company shall timely file with the SEC all reports required to be filed pursuant to the 1934 Act and refrain from terminating its status as an issuer required by the 1934 Act to file reports thereunder even if the 1934 Act or the rules or regulations thereunder would permit such termination. In the event that the Company lists the Common Stock on the Frankfurt Stock Exchange in accordance with Section 5.4(i), then the analogous reporting requirement to maintain listing on the Frankfurt Stock Exchange shall be complied with by the Company.

5.7 Reissuance of Securities. The Company shall reissue certificates representing the Shares without restrictive legends at such time as:

(i) the holder thereof is permitted to dispose of such Shares pursuant to Rule 144 under the Securities Act, which shall be no later than the expiration of the six (6) month period commencing on the date hereof (the “Holding Period”); or

(ii) upon resale subject to an effective registration statement if the resale of such Shares is registered under such registration statement.

The Company agrees to cooperate with the Lender in connection with all resales pursuant to Rule 144 and shall cause to be provided to the Lender and to the Company’s transfer agent legal opinions necessary to allow such resales upon expiration of the Holding Period provided the Company and its counsel receive reasonably requested representations from the Lender and broker, if any.

5.8 Compliance with Laws. The operation of each of the Company’s and each of its Subsidiaries’ business is and shall continue to be in compliance in all material respects with all applicable Laws and Orders, including to all Laws and Orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety and environmental matters.

5.9 Margin Stock. The Company shall not permit any of the proceeds of the Loans made under the Loan Documents to be used directly or indirectly to “purchase” or “carry” “margin stock” or to repay indebtedness incurred to “purchase” or “carry” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

5.10 Offering Restrictions. Neither the Company nor any of its Subsidiaries shall (x) enter into any equity line of credit agreement or similar agreement with a floorless pricing feature or (y) issue, or enter into any agreement to issue, any securities with a floorless variable/floating conversion and/or pricing feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement).

6. Redemption Premium.

(i) Lender shall notify the Company on or prior to March 31, 2012 (the “Redemption Premium Date”) if Lender wishes to retain the Shares beyond that date. If Lender notifies the Company on or prior to that date that Lender wishes to retain all of the Shares, then no Redemption Premium (as defined in the Loan Agreement) shall be payable by the Company to Lender. If Lender either notifies the Company on or prior to the Redemption Premium Date that Lender does not wish to retain all or a portion of the Shares, or if no such notice is delivered by Lender to the Company by the Redemption Premium Date (in which event, Lender shall be deemed to have elected not to retain any Shares), then, no later than the Redemption Premium Date, the Company shall tender to Lender the Redemption Premium in cash by wire transfer of immediately available funds to an account at a bank designated by Lender, and Lender will deliver to the Company the certificate or certificates representing the Shares (or the applicable portion thereof), duly endorsed for transfer by lender. The Company and Lender acknowledge and agree that the Company’s obligation to pay the Redemption Premium is an Obligation secured by the Collateral and any related guarantees under the Loan Documents, and for so long as the Redemption Premium remains unpaid, the Lender’s right to receive the Redemption Premium shall be secured by the Collateral and any related guarantees under the Loan Documents. Lender’s right to the Redemption Premium and the Shares shall be assignable or transferable in whole or in part to any third party. Company and Lender will negotiate in good faith to provide Lender with the opportunity to provide financing for the payment of the Redemption Premium on terms agreeable to Lender.

(ii) Notwithstanding the foregoing, Lender shall have the right, but not the obligation, to accelerate the payment of the Redemption Premium upon a Fundamental Transaction (as defined below), as follows: the Company shall send written notice of the proposed Fundamental Transaction (“Fundamental Transaction Notice”) no later than thirty (30) days prior to the date of the proposed consummation of the Fundamental Transaction, together with all relevant information relating thereto, in form sufficient to enable Lender to make an informed decision as to whether it should accelerate the payment of the Redemption Premium. Within fifteen (15) days of Lender’s receipt of the Fundamental Transaction Notice, Lender shall advise the Company whether the Lender has elected to accelerate the payment of the Redemption Premium. Lender’s failure to timely notify the Company of Lender’s intention to accelerate the payment of the Redemption Premium shall be deemed an intention to decline to accelerate the payment of the Redemption Premium.

(iii) “Fundamental Transaction” means

(1) Any consolidation or merger of the Company with or into another entity where the stockholders of the Company immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction; or the sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions; or

(2) The occurrence of any transaction or event in connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock which is (or will, upon consummation of or immediately following such transaction or event, will be) listed on a national securities exchange or approved for quotation on Nasdaq or any similar United States system of automated dissemination of transaction reporting of securities prices, including the OTC Bulletin Board; or

(3) The acquisition by a Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, of beneficial ownership of securities of the Company representing 50% or more of the combined voting power of the outstanding voting securities of the Company ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors; or

(4) The Common Stock ceases to be quoted on the OTC Bulletin Board or, if listing of the Common Stock is permitted hereunder on the Frankfurt Stock Exchange, the Common Stock ceases to be traded on the Frankfurt Stock Exchange.

(iv) In addition, notwithstanding the foregoing, Lender shall have the right, but not the obligation, to accelerate the exercise of the payment of the Redemption Premium following an Event of Default which is not cured within any applicable grace period under the Loan Documents (which acceleration right shall not be waived if not exercised following a prior Event of Default), in which event the Redemption Premium shall be added to the Obligations under the Loan Agreement and secured by the Collateral thereunder, and shall be immediately due and payable to Lender.

(v) All notices under this Section shall be delivered in the manner set forth in the Loan Agreement.

7. Company Call Option. Lender hereby grants to the Company an option (the “Call Option”) to purchase the Shares at any time prior to the Redemption Premium Date, on the condition that the Obligations are paid in full prior to or concurrently with the exercise of the Call Option, as follows:

(i) The number of Shares subject to the Call Option (the “Call Shares”), and the related purchase price thereof (the “Call Price”) shall decrease over time, as follows:

If the Obligations are paid in full on or prior to:	then the number of Call Shares shall be:	and the total Call Price for
the Call Shares shall be the
greater of (1) the price set
forth in this column below
or (2) the product of (a) the
number of Call Shares and
(b) the Market Price
(defined below) of the Call
		Shares:
April 1, 2011	1,000,000	$170,000
May 1, 2011	916,667	$155,833
June 1, 2011	833,333	$141,667
July 1, 2011	750,000	$127,500
August 1, 2011	666,667	$113,333
September 1, 2011	583,333	$99,167
October 1, 2011	500,000	$85,000
November 1, 2011	416,667	$70,833
December 1, 2011	333,333	$56,667
January 1, 2012	250,000	$42,500
February 1, 2012	166,667	$28,333
March 1, 2012	83,333	$14,167

(ii) The Call Option may be exercised by the Company at any time prior to Redemption Premium Date (the “Call Period”), on the condition that the Obligations are paid in full prior to or concurrently with the exercise of the Call Option. If not exercised during the Call Period, the Call Option automatically shall terminate and shall be of no further force or effect.

(iii) A partial exercise of the Call Option is permitted, provided that such exercise shall be on a one-time basis only, and the Call Option shall terminate as to any remaining Call Shares as to which the Call Option is not exercised.

(iv) The Call Option shall be exercisable by the Company’s delivery of written notice to Lender (the “Call Notice”). The Call Notice shall specify the date on which the closing of the purchase of the Call Shares shall take place (the “Call Closing Date”), which such date shall be no later than the date that the Obligations are paid in full. On or before the Call Closing Date, Lender will deliver to the Company the certificate(s) representing the Call Shares, duly endorsed for transfer by Lender or accompanied by duly executed stock powers in blank, and the Company shall tender to Lender the Call Price in cash by wire transfer of immediately available funds to an account at a bank designated by Lender.

(v) “Market Price” means the arithmetic average of the daily VWAPs of the Common Stock for each of the five (5) Trading Days immediately preceding the date of exercise of the Call Option.

(vi) “VWAP” of the Common Stock on any Trading Day means the dollar volume-weighted average price for the Common Stock on the Principal Market as reported by Bloomberg Financial, L.P., based on a Trading Day from 9:30 a.m., Eastern Time, to 4:00 p.m., Eastern Time, for such Trading Day; or, if no dollar volume-weighted average price is reported for the Common Stock by Bloomberg Financial, L.P. (or equivalent reporting service) for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for the Common Stock as reported in the “pink sheets” by OTC Markets Group Inc. (formerly known as Pink OTC Markets Inc.) All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, capital reorganizations or other similar transaction relating to the Common Stock.

(vii) “Trading Day” means a day on which the Principal Market is open for general trading of securities.

(viii) “Principal Market” means the OTC Bulletin Board or such other securities market that then constitutes the principal securities market for the Common Stock.

8. Miscellaneous.

8.1 Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in writing and shall be deemed to have been duly given or made upon receipt by the receiving party. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

If to the Company:

Jagged Peak, Inc.

3000 Bayport Drive, 250

Tampa, Florida 33607

Attention: Andrew J. Norstrud

With a copy to:

Shumaker, Loop & Kendrick, LLP

Bank of America Plaza

101 East Kennedy Boulevard

Suite 2800

Tampa, Florida 33602

Attention: Gregory C. Yadley

If to Lender:

Moriah Capital, L.P.

444 Madison Avenue, Suite 501

New York, New York 10022

Attention: Alexandre T. Speaker and Greg T. Zilberstein

With a copy to:

Cohen Tauber Spievack & Wagner P.C.

420 Lexington Avenue, Suite 2400

New York, New York 10170

Attention: Adam Stein

8.2 Amendment. Any modification or amendment shall be in writing and signed by the parties hereto, and any waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision shall be in writing and signed by each affected party hereto or thereto, as applicable.

8.3 Construction. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by reason of such party or its counsel having, or being deemed to have, structured or drafted such provision.

8.4 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, representations, warranties, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.

8.5 Headings. Section and paragraph headings are for convenience only and shall not be construed as part of this Agreement.

8.6 Severability. Every provision of this Agreement is intended to be severable. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. If a court of competent jurisdiction determines that any covenant or restriction, by the length of time or any other restriction, or portion thereof, set forth in this Agreement is unreasonable or unenforceable, the court shall reduce or modify such covenants or restrictions to those which it deems reasonable and enforceable under the circumstances and, as so reduced or modified, the parties hereto agree that such covenants and restrictions shall remain in full force and effect as so modified. In the event a court of competent jurisdiction determines that any provision of this Agreement is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

8.7 Successors and Assigns. All covenants, promises and agreements by or on behalf of the parties contained in this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that nothing in this Agreement, express or implied, shall confer on the Company the right to assign any of its rights or obligations hereunder at any time.

8.8 Survival. All covenants, agreements, representations and warranties made by the Company herein or in any certificate, report or instrument contemplated hereby shall survive any independent investigation made by Lender and the execution and delivery of this Agreement, and such certificates, reports or instruments and shall continue so long as any Obligations are outstanding and unsatisfied, applicable statutes of limitations to the contrary notwithstanding.

8.9 No Waiver; Rights and Remedies. A waiver of a breach of any term, covenant or condition of this Agreement shall not operate or be construed as a continuing waiver of such term, covenant or condition, or breach, or of any other term, covenant or condition, or breach by such party. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy or power provided herein or by law or in equity. Lender is entitled to exercise all rights and remedies available to it at law or in equity in connection with this Agreement. The rights and remedies of Lender hereunder are several and cumulative at Lender’s discretion and may be exercised at Lender’s discretion.

8.10 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE COMPANY HEREBY EXPRESSLY ELECTS TO APPLY TO THIS AGREEMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. THE COMPANY AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS AGREEMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

8.11 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW,

THE COMPANY HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE COMPANY AND LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN THE COMPANY AND LENDER. THE COMPANY WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE

OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

8.12. CONSENT TO JURISDICTION.

THE COMPANY HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, NEW YORK COUNTY, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION BASED ON VENUE AND/OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH SUIT, ACTION OR PROCEEDING, THE COMPANY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE COMPANY AT ITS ADDRESS SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, THE COMPANY CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE ITS RIGHTS HEREUNDER AND COMPANY WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH ACTION OR PROCEEDING.

8.13 Counterparts. This Agreement may be executed in counterparts and by facsimile or electronic signature, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Issuance Agreement No. 2 as of the date set forth in the first paragraph hereof.

JAGGED PEAK, INC.

By:
Name:
Title:

MORIAH CAPITAL, L.P.

By:	Moriah Capital Management, L.P.,
General Partner

By:	Moriah Capital Management, GP, LLC,
General Partner

By:
Name:
Title:

[SIGNATURE PAGE – SECURITIES ISSUANCE AGREEMENT NO. 2]

Schedule 3.2

Capital Stock

Jagged Peak, Inc. – 16,245,961 shares authorized and issued

Jagged Peak Canada Inc. – 10,000 shares authorized and issued

Outstanding Warrants and Contingent Shares (Excluding Stock Option Plans and the Lender’s Warrants)

E-10	1/24/06	1/24/2011	25,000	2.50
E-11	9/8/06	9/8/11	25,000	2.00
E-12	9/8/06	9/8/11	25,000	2.00
E-14	9/8/06	9/8/11	15,000	2.00
E-16	9/8/06	9/8/11	15,000	2.00
E-19	12/27/06	12/27/11	10,000	0.55
E-23	12/27/06	12/27/11	10,000	0.55
E-24	12/27/06	12/27/11	10,000	0.55
E-26	12/27/06	12/27/11	10,000	0.55
E-29	12/27/06	12/27/11	10,000	0.55
E-31	12/27/06	12/27/11	10,000	0.55
E-34	12/27/06	12/27/11	200,000	0.55
E-35	12/27/06	12/27/11	200,000	0.55
E-36	12/27/06	12/27/11	200,000	0.55
E-37	12/27/06	12/27/11	200,000	0.55
E-38	12/27/06	12/27/11	50,000	0.55
L1	12/14/06	12/14/2050	3,722	0.01
L4	12/14/06	12/14/2050	7,060	0.01
IR-1	5/1/08	5/1/2013	75,000	0.30
E-44	11/3/10	11/3/2015	200,000	0.08
E-45	11/3/10	11/3/2015	200,000	0.08

*	All “E’s” denote employee stock options.

Registration Rights and Voting Rights

None.

Schedule 3.8

None.